UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2017
The Charles Schwab Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700
Delaware (State or other jurisdiction of incorporation)	94-3025021 (I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(415) 667-7000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 19, 2017, at a meeting of the Board of Directors of The Charles Schwab Corporation (the “Board”), the Board elected Joan T. Dea to serve as a member of the class of directors whose term expires at the annual meeting of stockholders in 2018. The Board determined Ms. Dea to be independent under the independence standards of the New York Stock Exchange and took action to appoint Ms. Dea to serve on the Nominating and Corporate Governance Committee.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: October 20, 2017	By:	/s/ Peter Crawford Peter Crawford Executive Vice President and Chief Financial Officer